UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	333-109381	13-4087398
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

10 New King Street, Suite 102
White Plains, New York 10604
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(914) 289-9400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith.

Exhibit No.
99.1	Haights Cross Communications, Inc.’s Investor Presentation

Item 9. Regulation FD Disclosure

     Haights Cross Communications, Inc.’s (the “Company”) designated representative will participate in the CIBC Investor Roundtable on July 13, 2004 in New York, New York.

     Attached hereto as Exhibit 99.1 is the Company’s Corporate Presentation.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: July 13, 2004	By:	/s/ Paul J. Crecca
Paul J. Crecca
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Haights Cross Communications, Inc.’s Investor Presentation